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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 25, 2005
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                                  FANSTEEL INC.
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             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                        1-8676                 36-1058780
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                            NUMBER ONE TANTALUM PLACE
                          NORTH CHICAGO, ILLINOIS 60064
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                    (Address of Principal Executive Offices,
                               including Zip Code)

                                 (847) 689-4900
                         (Registrant's telephone number,
                              including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 25, 2005, Fansteel Inc. (the "Company") and its wholly-owned subsidiary, Wellman Dynamics Corporation, as borrowers, entered into a second amendment (the "Amendment") to their Loan and Security Agreement, dated January
23, 2004 (as amended January 19, 2005, the "Loan Agreement"), with Congress
Financial Corporation (Central), as lender. The Amendment amends a financial covenant in the Loan Agreement requiring the Company to achieve certain EBITDA benchmarks by decreasing the EBITDA requirement from $2,750,000 to $1,900,000 for the twelve month period ended March 31, 2005 and for each twelve month period ended on the last day of each calendar quarter thereafter for the remainder of the loan term.

The Amendment was executed in order to address the anticipated change in EBITDA levels arising from the Company's sale on December 31, 2004 of substantially all of the assets of the division of the Company formerly known as "Washington
Manufacturing," which sale was previously disclosed by the Company in its
Current Report on Form 8-K filed on January 5, 2005.

The description of the Amendment set forth herein is qualified in its entirety by reference to the provisions of the Loan Agreement, as amended by the
Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on
Form 8-K and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.    Description
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10.1           Loan and Security Agreement, dated January 23, 2004, among
               Congress Financial Corporation (Central), Fansteel Inc. and
               Wellman Dynamics Corporation, as amended by the first and second amendments thereto dated as of January 19, 2005 and March 31,
               2005, respectively.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FANSTEEL INC.
                                           (Registrant)

Date: March 29, 2005                       By: /s/ R. Michael McEntee
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                                               Name:  R. Michael McEntee
                                               Title: Vice President and Chief
                                                      Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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10.1           Loan and Security Agreement, dated January 23, 2004, among
               Congress Financial Corporation (Central), Fansteel Inc. and
               Wellman Dynamics Corporation, as amended by the first and second amendments thereto dated as of January 19, 2005 and March 31,
               2005, respectively.

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